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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-34944) of Classic Communications, Inc. and its subsidiaries of our reports dated March 2, 2001 relating to the consolidated financial statements and the financial statement schedule, which appear in this Form 10-K.



PricewaterhouseCoopers LLP

Austin, Texas
April 16, 2001